UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

BIO-key International, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E Wall, NJ 07719 (Address of principal executive offices)

(732) 359-1100 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 7, 2020, BIO-key International, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that the Company completed its previously announced acquisition of PistolStar, Inc. (“PistolStar”). This Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide the required financial statements and pro forma financial information with respect to the acquisition of PistolStar.

Item 9.01. Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the following audited financial statements of PistolStar as of and for the years ended December 31, 2019 and 2018.

Independent Auditors’ Reports

Balance Sheet

Statements of Income and Retained Earnings

Statements of cash flows

Notes to the financial statements

Attached hereto as Exhibit 99.2 and incorporated by reference herein are the following unaudited financial statements of PistolStar as of and for the three months ended March 31, 2020 and 2019.

Balance Sheet

Statements of Income and Retained Earnings

Statements of Stockholder’s Equity

Statements of Cash Flows

Notes to the financial statements

(b)Pro forma Financial Information.

Attached hereto as Exhibit 99.3 and incorporated by reference herein are the following unaudited pro forma condensed combined financial statements of the Company and PistolStar.

Statements of Operations for the year ended December 31, 2019

Statements of Operations for the three months ended March 31, 2020

Balance sheet as of March 31, 2020

Notes to the financial statements

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Penchansky & Co., PLLC.
99.1	Audited financial statements of PistolStar, Inc. as of and for the years ended December 31, 2019 and 2018.
99.2	Unaudited financial statements of PistolStar, Inc. as of and for the three months ended March 31, 2020 and 2019.
99.3	Unaudited pro forma condensed combined financial statements of BIO-key International, Inc. and PistolStar, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: July 28, 2020
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer